                                                                S. McKeag Note

                             SECURED BRIDGE NOTE

$50,000                                                          July 30, 1999

     FOR VALUE RECEIVED, Entertainment Boulevard, Inc. (the "Maker"), hereby promises to pay to the order of Steve McKeag (the "Payee"), at 27301 Viewpoint Circle, San Juan Capistrano, CA 92675, or at such other place as the Payee may designate in writing, in lawful money of the United States of America, the principal sum of fifty thousand dollars ($50,000) together with interest from the date hereof at the rate of 10% per annum, computed on the basis of a 360-day year of twelve 30-day months. The principal of this Note shall be payable in full 60 days from the date hereof. Interest shall accrue from the date hereof and shall be paid when the principal amount of this Note has been paid in full.

     The occurrence of any one or more of the following events shall constitute an Event of Default under this Note: (i) the failure to pay principal of or interest on this Note as and when due; (ii) any representation of warranty of the Maker contained in the Loan and Security Agreement dated as of the date hereof between the Maker and the Payee shall not be true and correct in all material respects and the same shall not be cured within 30 days after written notice thereof by the Payee to the Maker or the Maker shall have breached any covenant contained in the Loan and Security Agreement and such breach shall not be cured within 30 days; (iii) a proceeding being filed or commenced against the Maker for bankruptcy, dissolution or liquidation which shall not be dismissed within 60 days, or the Maker voluntarily or involuntarily terminating or dissolving or being terminated or dissolved;
(iv) the Maker filing a petition under bankruptcy, insolvency or debtor's relief law or making an assignment for the benefit of creditors; or (v) the appointment of a custodian, trustee, liquidator or receiver for any of the property of the Maker, which shall not be dismissed, released or vacated within 60 days.

     The Maker agrees that in an Event of Default under this Note, then all or any part of the unpaid principal balance of and interest on this Note shall immediately become due and payable without notice or demand. If an Event of Default occurs, the Maker agrees to pay to the holder all reasonable expenses incurred by the holder, including reasonable attorneys' fees, in enforcing and collecting this Note.

     Failure of the Payee hereof to assert any right contained herein will not be deemed to be a waiver thereof.

     In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Note operate to invalidate this Note, then and in either of those events, such provision or provisions only shall be deemed null and void and shall not affect any other provision of this Note and the remaining provisions of this Note shall remain operative and in full force and effect and shall in no way be affected, prejudiced or disturbed thereby.

     The Maker hereby forever waives presentment, presentment for payment, demand, protest, notice of protest, notice of dishonor of this Note and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

     This Note may be prepaid in whole or in part at any time and from time to time without premium. This Note shall be paid without deduction by reason of any set-off, defense or counterclaim of the Maker.

     This Note is secured pursuant to the terms of the Loan and Security Agreement.

     This Note shall be governed by and construed and enforced in accordance with the internal laws of the State of California without giving any effect to principles of conflicts of laws. This Note shall be binding upon the successors and assigns of the Maker and shall inure to the benefit of the successors and assigns of Payee.

                                       ENTERTAINMENT BOULEVARD, INC.

                                       /s/ Stephen Brown
                                       -----------------------------------
                                       By:     Stephen Brown
                                       Title:  Chairman of the Board

                                                                  Sandfer Note

                             SECURED BRIDGE NOTE

$25,000                                                        August 02, 1999

     FOR VALUE RECEIVED, Entertainment Boulevard, Inc. (the "Maker"), hereby promises to pay to the order of Richard Sandfer (the "Payee"), at 27301 Viewpoint Circle, San Juan Capistrano, CA 92675, or at such other place as the Payee may designate in writing, in lawful money of the United States of America, the principal sum of twenty-five thousand dollars ($25,000) together with interest from the date hereof at the rate of 10% per annum, computed on the basis of a 360-day year of twelve 30-day months. The principal of this Note shall be payable in full 60 days from the date hereof. Interest shall accrue from the date hereof and shall be paid when the principal amount of this Note has been paid in full.

     The occurrence of any one or more of the following events shall constitute an Event of Default under this Note: (i) the failure to pay principal of or interest on this Note as and when due; (ii) any representation or warranty of the Maker contained in the Loan and Security Agreement dated as of the date hereof between the Maker and the Payee shall not be true and correct in all material respects and the same shall not be cured within 30 days after written notice thereof by the Payee to the Maker or the Maker shall have breached any covenant contained in the Loan and Security Agreement and such breach shall not be cured within 30 days; (iii) a proceeding being filed or commenced against the Maker for bankruptcy, dissolution or liquidation which shall not be dismissed within 60 days, or the Maker voluntarily or involuntarily terminating or dissolving or being terminated or dissolved; (iv) the Maker filing a petition under bankruptcy, insolvency or debtor's relief law or making an assignment for the benefit of creditors; or (v) the appointment of a custodian, trustee, liquidator or receiver for any of the property of the Maker, which shall not be dismissed, released or vacated within 60 days.

     The Maker agrees that in an Event of Default under this Note, then all or any part of the unpaid principal balance of and interest on this Note shall immediately become due and payable without notice or demand. If an Event of Default occurs, the Maker agrees to pay to the holder all reasonable expenses incurred by the holder, including reasonable attorneys' fees, in enforcing and collecting this Note.

     Failure of the Payee hereof to assert any right contained herein will not be deemed to be a waiver thereof.

     In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Note operate to invalidate this Note, then and in either of those events, such provision or provisions only shall be deemed null and void and shall not affect any other provision of this Note and the remaining provisions of this Note shall remain operative and in full force and effect and shall in no way be affected, prejudiced or disturbed thereby.

     The Maker hereby forever waives presentment, presentment for payment, demand, protest, notice of protest, notice of dishonor of this Note and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

     This Note may be prepaid in whole or in part at any time and from time to time without premium. This Note shall be paid without deduction by reason of any set-off, defense or counterclaim of the Maker.

     This Note is secured pursuant to the terms of the Loan and Security Agreement.

     This Note shall be governed by and construed and enforced in accordance with the internal laws of the State of California without giving any effect to principles of conflicts of laws. This Note shall be binding upon the successors and assigns of the Maker and shall inure to the benefit of the successors and assigns of Payee.

                                       ENTERTAINMENT BOULEVARD, INC.

                                       /s/ Stephen Brown
                                       -----------------------------------
                                       By:     Stephen Brown
                                       Title:  Chairman of the Board

                                                                J. McKeag Note

                              SECURED BRIDGE NOTE


$25,000                                                        August 03, 1999

     FOR VALUE RECEIVED, Entertainment Boulevard, Inc. (the "Maker"), hereby promises to pay to the order of John McKeag (the "Payee"), at 27301 Viewpoint Circle, San Juan Capistrano, CA 92675, or at such other place as the Payee may designate in writing, in lawful money of the United States of America, the principal sum of twenty-five thousand dollars ($25,000) together with interest from the date hereof at the rate of 10% per annum, computed on the basis of a 360-day year of twelve 30-day months. The principal of this Note shall be payable in full 60 days from the date hereof. Interest shall accrue from the date hereof and shall be paid when the principal amount of this Note has been paid in full.

     The occurrence of any one or more of the following events shall constitute an Event of Default under this Note: (i) the failure to pay principal of or interest on this Note as and when due; (ii) any representation or warranty of the Maker contained in the Loan and Security Agreement dated as of the date hereof between the Maker and the Payee shall not be true and correct in all material respects and the same shall not be cured within 30 days after written notice thereof by the Payee to the Maker or the Maker shall have breached any covenant contained in the Loan and Security Agreement and such breach shall not be cured within 30 days; (iii) a proceeding being filed or commenced against the Maker for bankruptcy, dissolution or liquidation which shall not be dismissed within 60 days, or the Maker voluntarily or involuntarily terminating or dissolving or being terminated or dissolved; (iv) the Maker filing a petition under bankruptcy, insolvency or debtor's relief law or making an assignment for the benefit of creditors; or (v) the appointment of a custodian, trustee, liquidator or receiver for any of the property of the Maker, which shall not be dismissed, released or vacated within 60 days.

     The Maker agrees that in an Event of Default under this Note, then all or any part of the unpaid principal balance of and interest on this Note shall immediately become due and payable without notice or demand. If an Event of Default occurs, the Maker agrees to pay to the holder all reasonable expenses incurred by the holder, including reasonable attorneys' fees, in enforcing and collecting this Note.

     Failure of the Payee hereof to assert any right contained herein will not be deemed to be a waiver thereof.

     In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Note operate to invalidate this Note, then and in either of those events, such provision or provisions only shall be deemed null and void and shall not affect any other provision of this Note and the remaining provisions of this Note shall remain operative and in full force and effect and shall in no way be affected, prejudiced or disturbed thereby.

     The Maker hereby forever waives presentment, presentment for payment, demand, protest, notice of protest, notice of dishonor of this Note and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

     This Note may be prepaid in whole or in part at any time and from time to time without premium. This Note shall be paid without deduction by reason of any set-off, defense or counterclaim of the Maker.

     This Note is secured pursuant to the terms of the Loan and Security Agreement.

     This Note shall be governed by and construed and enforced in accordance with the internal laws of the State of California without giving any effect to principles of conflicts of laws. This Note shall be binding upon the successors and assigns of the Maker and shall inure to the benefit of the successors and assigns of Payee.


                                        ENTERTAINMENT BOULEVARD, INC.



                                        /s/ Stephen Brown
                                        -----------------------------------
                                        By:  Stephen Brown
                                        Title: Chairman of the Board

                                                                Guillemot Note

                             SECURED BRIDGE NOTE

$25,000                                                        August 03, 1999

     FOR VALUE RECEIVED, Entertainment Boulevard, Inc. (the "Maker"), hereby promises to pay to the order of Dominick Guillemot (the "Payee"), at 27301 Viewpoint Circle, San Juan Capistrano, CA 92675, or at such other place as the Payee may designate in writing, in lawful money of the United States of America, the principal sum of twenty-five thousand dollars ($25,000) together with interest from the date hereof at the rate of 10% per annum, computed on the basis of a 360-day year of twelve 30-day months. The principal of this Note shall be payable in full 60 days from the date hereof. Interest shall accrue from the date hereof and shall be paid when the principal amount of this Note has been paid in full.

     The occurrence of any one or more of the following events shall constitute an Event of Default under this Note: (i) the failure to pay principal of or interest on this Note as and when due; (ii) any representation or warranty of the Maker contained in the Loan and Security Agreement dated as of the date hereof between the Maker and the Payee shall not be true and correct in all material respects and the same shall not be cured within 30 days after written notice thereof by the Payee to the Maker or the Maker shall have breached any covenant contained in the Loan and Security Agreement and such breach shall not be cured within 30 days; (iii) a proceeding being filed or commenced against the Maker for bankruptcy, dissolution or liquidation which shall not be dismissed within 60 days, or the Maker voluntarily or involuntarily terminating or dissolving or being terminated or dissolved;
(iv) the Maker filing a petition under bankruptcy, insolvency or debtor's relief law or making an assignment for the benefit of creditors; or (v) the appointment of a custodian, trustee, liquidator or receiver for any of the property of the Maker, which shall not be dismissed, released or vacated within 60 days.

     The Maker agrees that in an Event of Default under this Note, then all or any part of the unpaid principal balance of and interest on this Note shall immediately become due and payable without notice or demand. If an Event of Default occurs, the Maker agrees to pay to the holder all reasonable expenses incurred by the holder, including reasonable attorneys' fees, in enforcing and collecting this Note.

     Failure of the Payee hereof to assert any right contained herein will not be deemed to be a waiver thereof.

     In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Note operate to invalidate this Note, then and in either of those events, such provision or provisions only shall be deemed null and void and shall not affect any other provision of this Note and the remaining provisions of this Note shall remain operative and in full force and effect and shall in no way be affected, prejudiced or disturbed thereby.

     The Maker hereby forever waives presentment, presentment for payment, demand, protest, notice of protest, notice of dishonor of this Note and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

     This Note may be prepaid in whole or in part at any time and from time to time without premium. This Note shall be paid without deduction by reason of any set-off, defense or counterclaim of the Maker.

     This Note is secured pursuant to the terms of the Loan and Security Agreement.

     This Note shall be governed by and construed and enforced in accordance with the internal laws of the State of California without giving any effect to principles of conflicts of laws. This Note shall be binding upon the successors and assigns of the Maker and shall inure to the benefit of the successors and assigns of Payee.

                                       ENTERTAINMENT BOULEVARD, INC.

                                       /s/  Stephen Brown
                                       -----------------------------------
                                       By:     Stephen Brown
                                       Title:  Chairman of the Board





                                       3